Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

          Aggressive Growth Fund             Growth Fund
          Growth & Income Fund               Income Stock Fund
          Income Fund                        Science & Technology Fund
          First Start Growth Fund            Short-Term Bond Fund
          Money Market Fund                  Intermediate-Term Bond Fund
          High-Yield Opportunities Fund      Small Cap Stock Fund
          Capital Growth Fund                Value Fund



In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   04/02/2009                            /S/ CHRISTOPHER W. CLAUS
       --------------                        ----------------------------
                                                  Christopher W. Claus
                                                  President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

      Aggressive Growth Fund             Growth Fund
      Growth & Income Fund               Income Stock Fund
      Income Fund                        Science & Technology Fund
      First Start Growth Fund            Short-Term Bond Fund
      Money Market Fund                  Intermediate-Term Bond Fund
      High-Yield Opportunities Fund      Small Cap Stock Fund
      Capital Growth Fund                Value Fund



In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   03/31/2009                                   /S/ ROBERTO GALINDO, JR.
       -------------                              ----------------------------
                                                       Roberto Galindo, Jr.
                                                       Treasurer